Credit impairment charges (Tables)	12 Months Ended
Dec. 31, 2019
7. Credit impairment charges
Credit impairment charges and other provisions
	2019			2018			2017[a]
	Impairment charges	Recoveries[b]	Total	Impairment charges	Recoveries[b]	Total	Impairment charges	Recoveries[b]	Total
	£m	£m	£m	£m	£m	£m	£m	£m	£m
Loans and advances	1,957	(124)	1,833	1,785	(195)	1,590	2,654	(334)	2,320
Provision for undrawn contractually committed facilities and guarantees provided	71	-	71	(125)	-	(125)	13	-	13
Loans impairment	2,028	(124)	1,904	1,660	(195)	1,465	2,667	(334)	2,333
Cash collateral and settlement balances	1	-	1	(1)	-	(1)	-	-	-
Financial investments	-	-	-	-	-	-	3	-	3
Financial assets at fair value through other comprehensive income	1	-	1	4	-	4	-	-	-
Other financial assets measured at cost	6	-	6	-	-	-	-	-	-
Credit impairment charges	2,036	(124)	1,912	1,663	(195)	1,468	2,670	(334)	2,336

Notes

a The comparatives for 2017 are presented on an IAS 39 basis.

b Cash recoveries of previously written off amounts.